Supplemental Agreement No. 77

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of    May 15       , 2012, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994 as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Buyer and Boeing agree to revise the delivery month of twenty-four (24) 737-8H4 Aircraft as identified in the table below (737-800 Subject Aircraft); and

737-800 Subject Aircraft
Model	Contract Delivery Month	Revised Delivery Month	MSN
737-800	May-13	Mar-14	37004
737-800	May-13	Apr-14	42384
737-800	May-13	Apr-14	36894
737-800	Jun-13	Apr-14	36895
737-800	Jun-13	Apr-14	36896
737-800	Jul-13	May-14	36897
737-800	Jul-13	May-14	42385
737-800	Jul-13	May-14	42521
737-800	Aug-13	Jun-14	36898
737-800	Aug-13	Jun-14	36905
737-800	Aug-13	Jun-14	42522
737-800	Aug-13	Jul-14	42523
737-800	Sep-13	Jul-14	36911

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-77-1

737-800 Subject Aircraft
Model	Contract Delivery Month	Revised Delivery Month	MSN
737/800	Sep-13	Aug-14	36907
737-800	Sep-13	Aug-14	42524
737-800	Oct-13	Aug-14	35973
737-800	Oct-13	Aug-14	42525
737-800	Oct-13	Sep-14	36935
737-800	Nov-13	Sep-14	42528
737-800	Nov-13	Sep-14	42527
737-800	Jan-14	Sep-14	42531
737-800	Jan-14	Oct-14	36909
737-800	Jan-14	Oct-14	36732
737-800	Jan-14	Oct-14	36920

WHEREAS, Buyer and Boeing agree to revise the delivery month of thirty (30) 737-7H4 Aircraft as identified in the table below (737-700 Subject Aircraft); and

737-700 Subject Aircraft
Model	Contract Delivery Month	Revised Delivery Month	MSN
737-700	Feb-14	Jan-17	42532
737-700	Feb-14	Jan-17	36910
737-700	Feb-14	Feb-17	36922
737-700	Feb-14	Mar-17	35968
737-700	Mar-14	Apr-17	36927
737-700	Mar-14	May-17	36925
737-700	Mar-14	Jun-17	36943
737-700	Apr-14	Aug-17	36929
737-700	Apr-14	Aug-17	36944
737-700	Apr-14	Sep-17	35971
737-700	Apr-14	Jan-18	36926
737-700	May-14	Feb-18	42533
737-700	May-14	Mar-18	42534
737-700	May-14	Jul-17	36946
737-700	Jun-14	Jul-17	36949
737-700	Jun-14	Apr-18	38804
737-700	Jun-14	Apr-18	36968
737-700	Jul-14	May-18	38805
737-700	Jul-14	May-18	36951
737-700	Aug-14	May-18	36729
737-700	Aug-14	Jun-18	36952
737-700	Aug-14	Jun-18	36928
737-700	Aug-14	Jun-18	37019
737-700	Sep-14	Jul-18	37042
737-700	Sep-14	Jul-17	36733
737-700	Sep-14	Sep-17	36930
737-700	Sep-14	Aug-18	36954

P.A. No. 1810	SA-77-2

737-700 Subject Aircraft
Model	Contract Delivery Month	Revised Delivery Month	MSN
737-700	Oct-14	Oct-17	36934
737-700	Oct-14	Sep-18	36957
737-700	Oct-14	Sep-18	37034

WHEREAS, Buyer agrees that it will accelerate the delivery month of one (1) 737-8H4 Aircraft from January 2013 to December 2012 (Accelerated Aircraft) in the event that Boeing provides written notice of a request to Buyer for such acceleration no later than October 31, 2012.  Following Boeing’s written request of delivery acceleration, the parties will execute a definitive agreement within thirty (30) days of Boeing’s written request.  For the avoidance of doubt and unless otherwise agreed by the parties, the business considerations described in paragraphs *** of Letter Agreement SWA-PA-1810-1105888, “***,” to the Purchase Agreement will remain in effect for the Accelerated Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.

2. Table 1a, “Aircraft Information Table – Block 700LUV Aircraft,” is deleted in its entirety and a new Table 1a is attached hereto and incorporated into the Purchase Agreement by this reference.   The new Table 1a reflects the revised delivery months and applicable escalation factors from Boeing’s published 4th Qtr 2011 escalation forecast for the 737-700 Subject Aircraft.

3. Table 1b, “Aircraft Information Table – Block 800LUV Aircraft,” is deleted in its entirety and a new Table 1b is attached hereto and incorporated into the Purchase Agreement by this reference.  The new Table 1b reflects the revised delivery months and applicable escalation factors from Boeing’s published 4th Qtr 2011 escalation forecast for the 737-800 Subject Aircraft.

4. Attachment B to Exhibit E, “Buyer Furnished Equipment Provisions Document,” is deleted in its entirety and a new Attachment B (identified by “SA-77”) is attached hereto and incorporated into the Purchase Agreement by this reference.

5. Attachment A to Letter Agreement No. SWA-PA-1810-LA-1001315R1 is deleted in its entirety and a new Attachment A (identified by “SA-77”) is attached hereto and incorporated into the Purchase Agreement by this reference.

P.A. No. 1810	SA-77-3

6. If Buyer owes Boeing any additional Advance Payment amounts as a result of the execution of this Supplemental Agreement, Buyer will pay such amounts to Boeing.   If as a result of the execution of this Supplemental Agreement, there is any excess in Advance Payments made by Buyer to Boeing, Boeing will retain such excess amounts until the next Advance Payment is due, at which time Buyer may reduce the amount of such Advance Payment by the amount of such excess.  A reconciliation regarding changes in Advance Payments arising from this Supplemental Agreement will be provided separately to Buyer by Boeing.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Cheri A. Fischer	By: /s/ Laura Wright
Laura Wright
Its: Attorney-In-Fact	Its: SVP CFO

P.A. No. 1810	SA-77-4

Page Number	SA Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-75

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-75

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail
	Specification	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810	i
K/SWA		SA-77

SA Number

TABLE

1.	Aircraft Information Table	SA-75
1a	Aircraft Information Table – Block 700LUV Aircraft	SA-77
1b	Aircraft Information Table – Block 800LUV Aircraft	SA-77

EXHIBITS

A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66

A-5	Aircraft Configuration – Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration – Block 800LUV Aircraft	SA-75

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D	Price Adjustment Due to
Economic Fluctuations – Aircraft Price Adjustment
(July 1992 Base Price)

D-1	Price Adjustment Due to	SA-13
Economic Fluctuations – Aircraft Price Adjustment
(July 1999 Base Price)

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A – 737-7H4 Aircraft (through 2012)
	Attachment B – 737-8H4 Aircraft (2012-2018)	SA-77

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-77

SA Number

RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R3	***	SA-75

6-1162-RLL-934R5	Disclosure of Confidential	SA-75
Information

6-1162-NIW-890R1	***	SA-75

SA-39

6-1162-RLL-941R3	Other Matters	SA-75

6-1162-KJJ-054R2	Business Matters	SA-75
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-JMG-669R9	***	SA-75

SA-75
SA-54

SWA-PA-1810-LA-1001315R1	***	SA-75
	Attachment A	SA-77

SWA-PA-1810-LA-02710	***	SA-72

SWA-PA-1810-LA-1003498 R1	***	SA-75

SWA-PA-1810-LA-1003490R1	***	SA-75

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884	Option Aircraft	SA-75
Attachment – Option Aircraft Information Table

P.A. No. 1810	iii
K/SWA		SA-77

SA Number

SWA-PA-1810-LA-1105885	***	SA-75

SWA-PA-1810-LA-1105886	***	SA-75

SWA-PA-1810-LA-1105887	***	SA-75

SWA-PA-1810-LA-1105888	***	SA-75

SWA-PA-1810-LA-1105889	***	SA-75

ADDITIONAL LETTERS (FOR REFERENCE)

6-1162-MSA-288	Business Offer – Enhanced Ground Proximity
Warning System (EGPWS) – Activiation – Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer – ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
2	Option Aircraft Information Table	SA-74	Deleted under SA-75

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive

P.A. No. 1810	iv
K/SWA		SA-77

SA Number

Exhibits	Title	Last Updated under SA	Current Status
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-RLL-933R21	Option Aircraft	SA-60	Deleted under SA-75
6-1162-RLL-935R1	Performance Guarantees	SA-1	Inactive
6-1162-RLL-936R4	Certain Contractual Matters	SA-4	Inactive
6-1162-RLL-937	Alternate Advance Payment Schedule		Inactive
6-1162-RLL-938	***		Inactive
6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1	Inactive
6-1162-RLL-940R1	Training Matters	SA-1	Inactive
6-1162-RLL-942	Open Configuration Matters		Inactive
6-1162-RLL-943R1	Substitution Rights	SA-6	Deleted under SA 75
6-1162-RLL-944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive

P.A. No. 1810	v
K/SWA		SA-77

SA Number

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive

P.A. No. 1810	vi
K/SWA		SA-77

Table 1a to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 700LUV Aircraft

Airframe Model/MTOW:	737-700	154500 pounds	Detail Specification:	D019A001SWA37P-1 Rev New
Engine Model/Thrust:	CFM56-7B24	24000 pounds	~~Airfram~~e Base Aircraft Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Base Aircraft Price:		***	Engine Price Base Year/Escalation Formula:	N/A		N/A
Special Features:		***
Sub-Total of Aircraft Base Price and Features:		***	Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Oct-2014	1	***	36934	***	***	***	***	***
Nov-2014	2	***	36971, 37043	***	***	***	***	***
Dec-2014	2	***	37037, 37045	***	***	***	***	***
Jan-2015	2	***	36899, 42535	***	***	***	***	***
Feb-2015	3	***	36901, 36722, 42536	***	***	***	***	***
Mar-2015	4	***	36902, 36936, 36727, 42537	***	***	***	***	***
Apr-2015	4	***	36649, 36652, 38815, 42538	***	***	***	***	***
May-2015	3	***	36903, 38817, 42539	***	***	***	***	***
Jun-2015	3	***	36906, 36654, 42540	***	***	***	***	***
Jul-2015	2	***	36655, 42541	***	***	***	***	***
Aug-2015	3	***	36656, 35967, 42542	***	***	***	***	***
Sep-2015	3	***	36657, 36730, 42543	***	***	***	***	***
Oct-2015	3	***	36937, 35974, 33940	***	***	***	***	***
Nov-2015	3	***	35975, 36715, 36940	***	***	***	***	***
Dec-2015	3	***	36941, 36734, 35976	***	***	***	***	***
Jan-2016	2	***	36650, 36735	***	***	***	***	***

SWA-PA-01810		Page 1
58928,60268-1F.TXT	Boeing Proprietary	SA-77

Table 1a to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 700LUV Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Feb-2016	3	***	36904, 36932, 36737		***	***	***	***	***
Mar-2016	2	***	36651, 36738		***	***	***	***	***
Apr-2016	3	***	36653, 36938, 36723		***	***	***	***	***
May-2016	3	***	36658, 36939, 33937		***	***	***	***	***
Jun-2016	1	***	36916		***	***	***	***	***
Jul-2016	3	***	36921, 36945, 33942		***	***	***	***	***
Aug-2016	4	***	36678, 36661, 35965, 36728		***	***	***	***	***
Sep-2016	3	***	36977, 36923, 41530		***	***	***	***	***
Oct-2016	3	***	36666, 38812, 38813		***	***	***	***	***
Nov-2016	3	***	36670, 38814, 41531		***	***	***	***	***
Dec-2016	1	***	38816		***	***	***	***	***
Jan-2017	1	***	36970		***	***	***	***	***
Jan-2017	2	***	42532, 36910	Note 1	***	***	***	***	***
Feb-2017	2	***	35970, 36969		***	***	***	***	***
Feb-2017	1	***	36922	Note 1	***	***	***	***	***
Mar-2017	2	***	35972, 36972		***	***	***	***	***
Mar-2017	1	***	35968	Note 1	***	***	***	***	***
Apr-2017	2	***	36736, 36974		***	***	***	***	***
Apr-2017	1	***	36927	Note 1	***	***	***	***	***
May-2017	2	***	33941, 36975		***	***	***	***	***
May-2017	1	***	36925	Note 1	***	***	***	***	***
Jun-2017	2	***	35963, 36976		***	***	***	***	***
Jun-2017	1	***	36943	Note 1	***	***	***	***	***
Jul-2017	3	***	36946, 36949, 36733	Note 1	***	***	***	***	***
Aug-2017	1	***	36979		***	***	***	***	***
Aug-2017	2	***	36929, 36944	Note 1	***	***	***	***	***
Sep-2017	1	***	36984		***	***	***	***	***

SWA-PA-01810		Page 2
58928,60268-1F.TXT	Boeing Proprietary	SA-77

Table 1a to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 700LUV Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2017	2	***	35971, 36930	Note 1	***	***	***	***	***
Oct-2017	1	***	36988		***	***	***	***	***
Oct-2017	1	***	36934	Note 1	***	***	***	***	***
Nov-2017	1	***	36989		***	***	***	***	***
Jan-2018	1	***	42544		***	***	***	***	***
Jan-2018	1	***	36926	Note 1	***	***	***	***	***
Feb-2018	1	***	42545		***	***	***	***	***
Feb-2018	1	***	42533	Note 1	***	***	***	***	***
Mar-2018	1	***	42546		***	***	***	***	***
Mar-2018	1	***	42534	Note 1	***	***	***	***	***
Apr-2018	1	***	42547		***	***	***	***	***
Apr-2018	2	***	38804, 36968	Note 1	***	***	***	***	***
May-2018	1	***	42548		***	***	***	***	***
May-2018	3	***	38805, 36951, 36729	Note 1	***	***	***	***	***
Jun-2018	1	***	42549		***	***	***	***	***
Jun-2018	3	***	36952, 36928, 37019	Note 1	***	***	***	***	***
Jul-2018	1	***	42550		***	***	***	***	***
Jul-2018	1	***	37042	Note 1	***	***	***	***	***
Aug-2018	1	***	42551		***	***	***	***	***
Aug-2018	1	***	36954	Note 1	***	***	***	***	***
Sep-2018	1	***	42552		***	***	***	***	***
Sep-2018	2	***	36957, 37034	Note 1	***	***	***	***	***
Oct-2018	1	***	42553		***	***	***	***	***

Total:	127

Notes:

1)  The Advance Payment Base Price is determined using the escalation factor from Boeing's 4th Qtr 2011 forecast.

SWA-PA-01810		Page 3
58928,60268-1F.TXT	Boeing Proprietary	SA-77

Table 1b to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft

Airframe Model/MTOW:                                                       737-800                                   174200 pounds                                                      Detail Specification:                                        D019A001SWA38P-1 Rev New

Engine Model/Thrust:	CFM56-7B26	26400 pounds		~~Airfram~~e Base Aircraft Price Base Year/Escalation Formul	Jul-11		ECI-MFG/CPI
Base Aircraft Price:		***		Engine Price Base Year/Escalation Formula:	N/A		N/A
Special Features:		***	Notes 1 & 2
Sub-Total of Aircraft Base Price and Features:		***		Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):		***
Buyer Furnished Equipmen t (BFE) Estimate:		***
Seller Purchased Equipmen t (SPE) Estimate:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. *** ***~~5%~~	Total ***
Mar-2012	1	***	36980	Note 1 & 3	***	***	***	***	***
Mar-2012	1	***	36680	Note 2 & 3	***	***	***	***	***
Apr-2012	3	***	36681, 36983, 36683	Note 3	***	***	***	***	***
May-2012	3	***	36682, 36985, 36987	Note 3	***	***	***	***	***
Jun-2012	4	***	38807, 38808, 38809, 38810	Note 3	***	***	***	***	***
Jul-2012	3	***	36684, 36990, 38811	Note 3	***	***	***	***	***
Aug-2012	2	***	36685, 36992	Note 3	***	***	***	***	***
Sep-2012	2	***	36686, 36994	Note 3	***	***	***	***	***
Oct-2012	2	***	36687, 36997	Note 3	***	***	***	***	***
Nov-2012	4	***	37005, 37003, 35969, 35966	Note 3	***	***	***	***	***
Dec-2012	3	***	37006, 37009, 38818	Note 3	***	***	***	***	***
Jan-2013	4	***	35964, 36638, 36891, 36634		***	***	***	***	***
Feb-2013	2	***	36635, 36893		***	***	***	***	***
Mar-2013	2	***	36892, 36973		***	***	***	***	***
Apr-2013	2	***	36908, 36998		***	***	***	***	***
Sep-2013	1	***	36933		***	***	***	***	***
Oct-2013	2	***	36912, 36914		***	***	***	***	***
Nov-2013	3	***	36915, 33939, 42526		***	***	***	***	***

SWA-PA-01810		Page 1
57774, 57776, 57777, 60261-1F.TXT	Boeing Proprietary	SA-77

Table 1b to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Dec-2013	5	***	36917, 36919, 36731, 42529, 42530		***	***	***	***	***
Mar-2014	1	***	37004	Note 4	***	***	***	***	***
Apr-2014	4	***	42384, 36894, 36895, 36896	Note 4	***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	Note 4	***	***	***	***	***
Jun-2014	3	***	36898, 36905, 42522	Note 4	***	***	***	***	***
Jul-2014	2	***	42523, 36911	Note 4	***	***	***	***	***
Aug-2014	4	***	36907, 42524,35973, 42525	Note 4	***	***	***	***	***
Sep-2014	4	***	36935, 42528, 42527, 42531	Note 4	***	***	***	***	***
Oct-2014	3	***	36909, 36732, 36920	Note 4	***	***	***	***	***
Total:	73

Notes:

1) ***

2) ***

3) ***
4) The Advance Payment Base Price is determined using the escalation factor from Boeing's 4th Qtr 2011 forecast.

SWA-PA-01810		Page 2
57774, 57776, 57777, 60261-1F.TXT	Boeing Proprietary	SA-77

Attachment B to Exhibit E of PA 1810

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL737-7H4 and 737-8H4 AIRCRAFT

This Attachment B to Exhibit E of Purchase Agreement No. 1810 contains supplier selection dates, preliminary on-dock dates and other requirements applicable to the 737-7H4 Aircraft and 737-8H4 Aircraft.

1.           Supplier Selection for 737-8H4 Aircraft.

Buyer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	~~March 1, 2011~~ Completed

Galley Inserts	~~March 1, 2011~~ Completed

Seats (passenger)	~~January 17, 2011~~ Completed

Miscellaneous Emergency Equipment	~~March 1, 2011~~ Completed

2.           Preliminary On-dock Dates for 737-7H4 Aircraft & 737-8H4 Aircraft.

For planning purposes, preliminary BFE on-dock dates are set forth below:

Preliminary On-Dock Dates Month of Delivery
Item	Mar 2012	Apr 2012	May 2012	Jun-2012	Jul 2012	Aug 2012	Sep 2012
Seats	1/23/2012	2/21/2012	3/22/2012	4/20/2012	5/22/2012	6/21/2012	7/23/2012
Galleys/Furnishings	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Antennas & Mounting Equipment	11/23/2011	12/21/2011	1/23/2012	2/20/2012	3/22/2012	4/20/2012	5/23/2012
Avionics	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Cabin Systems Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012

Attachment B to Exhibit E of PA 1810		SA-77
	Boeing Proprietary	Page 1

Miscellaneous Emergency Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Textiles/Raw Material	9/29/2011	10/28/2011	12/1/2011	1/10/2012	2/9/2012	3/9/2012	4/9/2012
Cargo Systems (Singe Aisle Programs)	1/3/2012	1/31/2012	3/1/2012	3/30/2012	5/1/2012	5/31/2012	7/2/2012
Provision Kits (Single Aisle Programs)	9/2/2011	9/30/2011	11/1/2011	11/30/2011	1/3/2012	1/31/2012	3/2/2012
Radomes (Single Aisle Programs)	12/16/2011	1/13/2012	2/15/2012	3/13/2012	4/16/2012	5/14/2012	6/15/2012

Preliminary On-Dock Dates Month of Delivery
Item	Oct 2012	Nov 2012	Dec 2012	Jan-2013	Feb-2013	Mar-2013	Apr-2013
Seats	8/23/2012	9/20/2012	10/23/2012	11/20/2012	12/13/2012	1/23/2013	2/20/2013
Galleys/Furnishings	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Antennas & Mounting Equipment	6/22/2012	7/20/2012	8/23/2012	9/20/2012	10/12/2012	11/21/2012	12/20/2012
Avionics	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Cabin Systems Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Miscellaneous Emergency Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Textiles/Raw Material	5/10/2012	6/7/2012	7/11/2012	8/8/2012	8/29/2012	10/1/2012	10/29/2013
Cargo Systems (Singe Aisle Programs)	8/2/2012	8/30/2012	10/2/2012	10/30/2012	11/21/2012	1/2/2013	1/30/2013
Provision Kits (Single Aisle Programs)	4/2/2012	4/30/2012	6/1/2012	6/29/2012	7/20/2012	9/4/2012	10/1/2012
Radomes (Single Aisle Programs)	7/16/2012	8/13/2012	9/17/2012	10/12/2012	11/6/2012	12/17/2012	1/13/2013

Preliminary On-Dock Dates Month of Delivery
Item	Sep 2013	Oct 2013	Nov 2013
Seats	7/23/2013	8/22/2013	9/20/2013
Galleys/Furnishings	7/16/2013	8/15/2013	9/13/2013
Antennas & Mounting Equipment	5/23/2013	6/21/2013	7/19/2013
Avionics	7/16/2013	8/15/2013	9/13/2013
Cabin Systems Equipment	7/16/2013	8/15/2013	9/13/2013
Miscellaneous Emergency Equipment	7/16/2013	8/15/2013	9/13/2013

Attachment B to Exhibit E of PA 1810		SA-77
	Boeing Proprietary	Page 2

Textiles/Raw Material	4/9/2013	5/9/2013	6/7/2013
Cargo Systems (Singe Aisle Programs)	7/2/2013	8/1/2013	8/30/2013
Provision Kits (Single Aisle Programs)	3/1/2013	4/1/2013	4/30/2013
Radomes (Single Aisle Programs)	6/17/2013	7/15/2013	8/13/2013

Preliminary On-Dock Dates Month of Delivery
Item	Dec 2013	Mar-2014	Apr 2014	May 2014	Jun 2014
Seats	10/23/2013	1/23/2014	2/20/2014	3/21/2014	4/22/2014
Galleys/Furnishings	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Antennas & Mounting Equipment	8/23/2013	11/22/2013	12/20/2013	1/21/2014	2/21/2014
Avionics	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Cabin Systems Equipment	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Miscellaneous Emergency Equipment	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Textiles/Raw Material	7/11/2013	10/1/2013	10/29/2013	11/27/2013	1/9/2014
Cargo Systems (Singe Aisle Programs)	10/2/2013	1/2/2014	1/30/2014	3/1/2014	4/2/2014
Provision Kits (Single Aisle Programs)	6/3/2013	9/3/2013	9/30/2013	11/1/2013	12/2/2013
Radomes (Single Aisle Programs)	10/11/2013	12/16/2013	1/13/2014	2/14/2014	3/14/2014

Preliminary On-Dock Dates Month of Delivery
Item	Jul 2014	Aug 2014	Sep 2014	Oct 2014	Nov 2014	Dec 2014	Jan 2015
Seats	5/21/2014	6/20/2014	7/23/2014	8/21/2014	9/23/2014	10/24/2014	11/18/2014
Galleys/Furnishings	5/14/2014	6/13/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Antennas & Mounting Equipment	3/21/2014	6/13/2014	5/23/2014	6/20/2014	7/23/2014	8/25/2014	9/18/2014
Avionics	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Cabin Systems Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Miscellaneous Emergency Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014

Attachment B to Exhibit E of PA 1810		SA-77
	Boeing Proprietary	Page 3

Textiles/Raw Material	2/7/2014	3/10/2014	4/9/2014	5/8/2014	6/10/2014	7/14/2014	8/6/2014
Cargo Systems (Singe Aisle Programs)	5/1/2014	5/30/2014	7/2/2014	7/31/2014	9/2/2014	10/3/2014	10/28/2014
Provision Kits (Single Aisle Programs)	1/2/2014	1/30/2014	3/3/2014	3/31/2014	5/2/2014	8/4/2014	6/27/2014
Radomes (Single Aisle Programs)	4/14/2014	5/13/2014	6/16/2014	7/14/2014	8/15/2014	9/17/2014	10/10/2014

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2015	Mar 2015	Apr 2015	May 2015	Jun 2015	Jul 2015
Seats	12/15/2014	1/22/2015	2/19/2015	3/23/2015	4/22/2015	5/21/2015
Galleys/Furnishings	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Antennas & Mounting Equipment	10/15/2014	11/21/2014	12/19/2014	1/23/2015	2/23/2015	3/20/2015
Avionics	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	3/13/2015
Cabin Systems Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Miscellaneous Emergency Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Textiles/Raw Material	8/29/2014	11/17/2014	10/28/2014	12/1/2014	1/9/2015	5/14/2015
Cargo Systems (Singe Aisle Programs)	11/24/2014	1/2/2015	1/29/2015	3/2/2015	4/1/2015	4/30/2015
Provision Kits (Single Aisle Programs)	7/24/2014	9/2/2014	9/29/2014	11/2/2015	12/1/2014	12/23/2014
Radomes (Single Aisle Programs)	11/7/2014	12/15/2014	1/12/2015	2/16/2015	3/16/2015	4/14/2015

Preliminary On-Dock Dates Month of Delivery
Item	Aug 2015	Sep 2015	Oct 2015	Nov 2015	Dec 2015	Jan 2016
Seats	6/22/2015	7/23/2015	8/21/2015	9/22/2015	10/22/2015	11/18/2015
Galleys/Furnishings	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Antennas & Mounting Equipment	4/22/2015	5/22/2015	6/22/2015	7/22/2015	8/21/2015	9/18/2016
Avionics	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Cabin Systems Equipment	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Miscellaneous Emergency Equipment	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015

Attachment B to Exhibit E of PA 1810		SA-77
	Boeing Proprietary	Page 4

Textiles/Raw Material	3/10/2015	4/9/2015	5/8/2015	6/9/2015	7/10/2015	8/6/2015
Cargo Systems (Singe Aisle Programs)	5/1/2015	7/2/2015	8/1/2015	9/1/2015	10/1/2015	10/28/2015
Provision Kits (Single Aisle Programs)	2/2/2015	3/2/2015	4/1/2015	5/1/2015	6/1/2015	6/29/2015
Radomes (Single Aisle Programs)	5/15/2015	6/16/2015	7/14/2015	8/14/2015	9/15/2015	10/12/2015

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2016	Mar 2016	Apr 2016	May 2016	Jun 2016	Jul 2016
Seats	12/15/2015	1/21/2016	2/19/2016	3/23/2016	4/21/2016	5/20/2016
Galleys/Furnishings	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Antennas & Mounting Equipment	10/15/2015	11/20/2015	12/18/2015	1/22/2016	2/22/2016	3/21/2016
Avionics	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Cabin Systems Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Miscellaneous Emergency Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Textiles/Raw Material	8/31/2015	9/29/2015	10/28/2015	12/2/2015	1/11/2016	2/9/2016
Cargo Systems (Singe Aisle Programs)	11/24/2015	12/23/2015	1/29/2016	3/2/2016	3/31/2016	4/29/2016
Provision Kits (Single Aisle Programs)	7/24/2015	8/24/2015	9/29/2015	11/2/2105	12/1/2015	12/23/2015
Radomes (Single Aisle Programs)	11/9/2015	12/14/2015	1/12/2016	2/16/2016	3/14/2016	4/13/2016

Preliminary On-Dock Dates Month of Delivery
Item	Aug 2016	Sep 2016	Oct 2016	Nov 2016	Dec 2016	Jan 2017
Seats	6/22/2015	7/21/2016	8/23/2016	9/22/2016	10/21/2016	11/18/2016
Galleys/Furnishings	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Antennas & Mounting Equipment	4/22/2016	5/20/2016	6/23/2016	7/22/2016	8/22/2106	9/19/2016
Avionics	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Cabin Systems Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Miscellaneous Emergency Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016

Attachment B to Exhibit E of PA 1810		SA-77
	Boeing Proprietary	Page 5

Textiles/Raw Material	3/10/2016	4/7/2016	5/10/2016	6/9/2016	7/11/2016	8/9/2016
Cargo Systems (Singe Aisle Programs)	6/1/2016	7/1/2016	8/2/2016	9/1/2016	10/1/2016	10/28/2016
Provision Kits (Single Aisle Programs)	2/1/2016	3/1/2016	4/1/2016	5/2/2016	6/1/2016	6/28/2016
Radomes (Single Aisle Programs)	5/16/2016	5/13/2016	7/15/2016	8/15/2016	9/14/2016	10/11/2016

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2017	Mar 2017	Apr 2017	May 2017	Jun 2017	Jul 2017
Seats	12/14/2016	1/23/2017	2/20/2017	3/23/2017	4/20/2017	5/22/2017
Galleys/Furnishings	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Antennas & Mounting Equipment	10/14/2016	11/23/2016	12/20/2016	1/23/2017	2/20/2017	3/22/2017
Avionics	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Cabin Systems Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Miscellaneous Emergency Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Textiles/Raw Material	8/30/2016	9/29/2016	10/27/2016	12/1/2016	1/9/2017	2/8/2017
Cargo Systems (Singe Aisle Programs)	11/23/2016	1/3/2017	1/30/2017	3/2/2017	3/30/3017	5/1/2017
Provision Kits (Single Aisle Programs)	7/22/2016	9/2/2016	9/30/2016	11/2/2016	11/30/2016	1/3/2017
Radomes (Single Aisle Programs)	12/14/2016	1/23/2017	1/13/2017	2/16/2017	3/13/2017	4/14/2017

Preliminary On-Dock Dates Month of Delivery
Item	Aug 2017	Sep 2017	Oct 2017	Nov 2017	Dec 2017
Seats	6/22/2017	6/22/2017	8/23/2017	9/21/2017	10/23/2017
Galleys/Furnishings	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017
Antennas & Mounting Equipment	4/21/2017	4/21/2017	6/23/2017	7/21/2017	8/23/2017
Avionics	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017
Cabin Systems Equipment	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/182017
Miscellaneous Emergency Equipment	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017

Attachment B to Exhibit E of PA 1810		SA-77
	Boeing Proprietary	Page 6

Textiles/Raw Material	3/10/2017	3/10/2017	5/10/2017	6/8/2017	7/11/2017
Cargo Systems (Singe Aisle Programs)	6/1/2017	6/1/2017	8/2/2017	8/31/2017	10/4/2017
Provision Kits (Single Aisle Programs)	2/1/2017	2/1/2017	4/3/2017	4/28/3017	6/5/2017
Radomes (Single Aisle Programs)	5/15/2017	5/15/2017	7/17/2017	8/14/2017	9/18/2017

Preliminary On-Dock Dates for deliveries from January 2018 to December 2018 are TBD.

3.           Additional Delivery Requirements - Import.

Buyer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Buyer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Buyer requests Boeing, in writing, to act as importer of record for Buyer’s BFE, and Boeing agrees to such request,  Buyer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Buyer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Buyer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

Attachment B to Exhibit E of PA 1810		SA 77

BOEING PROPRIETARY

Attachment A o SWA-PA-1810-LA1001315R1

***

Letter Agmt SWA-PA-1810-LA-1001315R1; paragraph 3
No.	Model	Aircraft Block	MSN's	Current Delivery Mo.	Base Year	Status
1	737-700	T-W-2b	36962	July-11	1999	***
2	737-700	T-W-2b	36963	July-11	1999	***
3	737-700	T-W-2b	36965	August-11	1999	***
4	737-700	T-W-2b	36967	October-11	1999	***
5	737-800	800LUV	36980	March-12	2011	***
6	737-800	800LUV	36983	April-12	2011	***
7	737-800	800LUV	36985	May-12	2011
8	737-800	800LUV	36987	May-12	2011	***
9	737-800	800LUV	36990	July-12	2011
10	737-800	800LUV	36992	August-12	2011
11	737-800	800LUV	36994	September-12	2011
12	737-800	800LUV	37003	November-12	2011
13	737-800	800LUV	37009	December-12	2011
14	737-800	800LUV	36973	March-13	2011
15	737-800	800LUV	36908	April-13	2011
16	737-800	800LUV	36998	April-13	2011
17	737-800	800LUV	37004	~~May-13~~ March-14	2011
18	737-800	800LUV	42521	~~July-13~~ May-14	2011
19	737-800	800LUV	42522	~~August-13~~ June-14	2011
20	737-800	800LUV	42523	~~August-13~~ July-14	2011
21	737-800	800LUV	42524	~~September-13~~ August-14	2011
22	737-800	800LUV	36933	September-13	2011
23	737-800	800LUV	42525	~~October-13~~ August-14	2011
24	737-800	800LUV	36935	~~October-13~~ September-14	2011
25	737-800	800LUV	42526	November-13	2011
26	737-800	800LUV	42527	~~November-13~~ September-14	2011
27	737-800	800LUV	42528	~~November-13~~ September-14	2011
28	737-800	800LUV	42529	December-13	2011
29	737-800	800LUV	42530	December-13	2011
30	737-800	800LUV	42531	~~January-14~~ September-14	2011
31	737-800	800LUV	36909	~~January-14~~ October-14	2011
32	737-700	700LUV	42532	~~February-14~~ January-17	2011
33	737-700	700LUV	36910	~~February-14~~ January-17	2011
34	737-700	700LUV	36927	~~March-14~~ April-17	2011
35	737-700	700LUV	36925	~~March-14~~ May-17	2011
36	737-700	700LUV	36926	~~April-14~~ January-18	2011
37	737-700	700LUV	36929	~~April-14~~ August-17	2011
38	737-700	700LUV	42533	~~May-14~~ February-18	2011
39	737-700	700LUV	42534	~~May-14~~ March-18	2011
40	737-700	700LUV	37019	~~August-14~~ June-18	2011
41	737-700	700LUV	36930	~~September-14~~ September-17	2011
42	737-700	700LUV	37042	~~September-14~~ July-18	2011
43	737-700	700LUV	36934	~~October-14~~ October-17	2011
44	737-700	700LUV	37034	~~October-14~~ September-18	2011
45	737-700	700LUV	37043	November-14	2011
46	737-700	700LUV	37045	December-14	2011
47	737-700	700LUV	37037	December-14	2011
48	737-700	700LUV	42535	January-15	2011

SA-77

Attachment A o SWA-PA-1810-LA1001315R1

49	737-700	700LUV	42536	February-15	2011
50	737-700	700LUV	42537	March-15	2011
51	737-700	700LUV	42538	April-15	2011
52	737-700	700LUV	42539	May-15	2011
53	737-700	700LUV	42540	June-15	2011
54	737-700	700LUV	42541	July-15	2011
55	737-700	700LUV	42542	August-15	2011
56	737-700	700LUV	42543	September-15	2011
57	737-700	700LUV	36940	November-15	2011
58	737-700	700LUV	36938	April-16	2011
59	737-700	700LUV	36939	May-16	2011
60	737-700	700LUV	36945	July-16	2011
61	737-700	700LUV	36977	September-16	2011
62	737-700	700LUV	36970	January-17	2011
63	737-700	700LUV	36969	February-17	2011
64	737-700	700LUV	36972	March-17	2011
65	737-700	700LUV	36974	April-17	2011
66	737-700	700LUV	36975	May-17	2011
67	737-700	700LUV	36976	June-17	2011
68	737-700	700LUV	36979	August-17	2011
69	737-700	700LUV	36984	September-17	2011
70	737-700	700LUV	36988	October-17	2011
71	737-700	700LUV	36989	November-17	2011
72	737-700	700LUV	42544	January-18	2011
73	737-700	700LUV	42545	February-18	2011
74	737-700	700LUV	42546	March-18	2011
75	737-700	700LUV	42547	April-18	2011
76	737-700	700LUV	42548	May-18	2011
77	737-700	700LUV	42549	June-18	2011
78	737-700	700LUV	42550	July-18	2011
79	737-700	700LUV	42551	August-18	2011
80	737-700	700LUV	42552	September-18	2011
81	737-700	700LUV	42553	October-18	2011
82				tbd
83				tbd
84				tbd
85				tbd
86				tbd
87				tbd
88				tbd
89				tbd
90				tbd

SA-77